UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2010

First Franklin Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16362	31-1221029
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Ashwood Drive, Cincinnati, Ohio	45241
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 469-5352

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
On November 1, 2010, First Franklin Corporation issued a press release regarding its earnings for the quarter ended September 30, 2010. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a) — (c). Not applicable.
(d). Exhibits.

Exhibit No.	Description
99	Press Release of First Franklin Corporation dated November 1, 2010

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FRANKLIN CORPORATION
By:	/s/ Daniel T. Voelpel
Daniel T. Voelpel
Vice President and Chief Financial Officer

Date: November 2, 2010